UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

Gen-Probe Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-49834 (Commission File Number)	33-0044608 (I.R.S. Employer Identification No.)

10210 Genetic Center Drive San Diego, CA (Address of Principal Executive Offices)	92121 (Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

      Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

      On May 4, 2005, Gen-Probe Incorporated issued a news release announcing its financial results for the fiscal quarter ended March 31, 2005. A copy of this news release is attached hereto as Exhibit 99.1.

      The information furnished pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless Gen-Probe expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Forward-Looking Statements

      Any statements in this current release about Gen-Probe’s expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” and “would.” For example, statements concerning Gen-Probe’s financial condition, possible or expected future results of operations, growth opportunities, and plans and objectives of management are all forward-looking statements. They involve known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by any forward-looking statement. Some of the risks, uncertainties and assumptions that could cause actual results to differ materially from estimates or projections in the forward-looking statement include, but are not limited to: (i) the risk that we may not achieve our expected 2005 growth, revenue or earnings targets, (ii) the risk that Bayer may successfully appeal the arbitration decision that favored us, (iii) the risk that we may not earn or receive milestone payments from our collaborators, (iv) the possibility that the market for the sale of our new products, such as our TIGRIS system, APTIMA Combo 2 assay and Procleix Ultrio assay, may not develop as expected, (v) the enhancement of existing products and the development of new products may not proceed as planned, (vi) the risk that our Procleix Ultrio assay and WNV clinical trials may not proceed as planned and may not be successful, (vii) the risk that our Procleix Ultrio and WNV assays may not be commercially available in the time frames we anticipate, or at all, (viii) we may not be able to compete effectively, (ix) we may not be able to maintain our current corporate collaborations and enter into new corporate collaborations or customer contracts, (x) we are dependent on Chiron, Bayer and other third parties for the distribution of some of our products, (xi) we are dependent on a small number of customers, contract manufacturers and single source suppliers of raw materials, (xii) changes in third-party reimbursement policies regarding our products could adversely affect sales of our products, (xiii) changes in government regulation affecting our diagnostic products could harm our sales and increase our development costs, (xiv) the risk that our intellectual property may be infringed by third parties or invalidated, and (xv) our involvement in patent and other intellectual property and commercial litigation could be expensive and could divert management’s attention. For additional information about risks and uncertainties Gen-Probe faces and a discussion of Gen-Probe’s financial statements, see documents filed with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and all periodic filings made with the SEC. Gen-Probe assumes no obligation and expressly disclaims any duty to update any forward-looking statement to reflect events or circumstances after the date of this current report or to reflect the occurrence of subsequent events.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibit is furnished with this Current Report:

99.1	News release dated May 4, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2005	GEN-PROBE INCORPORATED
	By:	/s/ R. WILLIAM BOWEN
R. William Bowen
Vice President, General Counsel and Corporate Secretary

EXHIBITS

Exhibit
Number	Description
99.1	News Release dated May 4, 2005